Exhibit 10.33
SECOND OMNIBUS AMENDMENT TO SECURED NOTES

This SECOND OMNIBUS AMENDMENT TO SECURED NOTES (this “Amendment”), is entered into as of August 31, 2020, by and among HC2 STATION GROUP, INC., HC2 LPTV HOLDINGS, INC., HC2 BROADCASTING INC., HC2 NETWORK INC. (collectively, the “Subsidiary Borrowers”), HC2 BROADCASTING INTERMEDIATE HOLDINGS INC. (the “Intermediate Parent”), HC2 BROADCASTING HOLDINGS INC. (the “Parent Borrower” and, together with the Intermediate Parent and the Subsidiary Borrowers, the “Borrowers” and each, a “Borrower”), MSD PCOF PARTNERS XVIII, LLC (“MSD”), GREAT AMERICAN LIFE INSURANCE COMPANY (“GALIC”), and GREAT AMERICAN INSURANCE COMPANY (“GAIC”, and together with GALIC, “Great American”, and Great American together with MSD, the “Lenders”).
W I T N E S S E T H:
WHEREAS, pursuant to that certain Secured Note dated as of October 24, 2019 (the “MSD Secured Note”; the MSD Secured Note as amended and/or modified by the Consent and First Amendment to Secured Note dated December 19, 2019, the First Omnibus Amendment to Secured Notes and Intercreditor Agreement dated February 21, 2020, the Consent dated August 17, 2020, the Consent dated August 31, 2020, the Consent to Asset Sale dated August 31, 2020, and by this Amendment, the “Amended MSD Secured Note”), by and among the Borrowers and MSD, MSD made a Loan to the Borrowers pursuant to the terms and conditions thereof;
WHEREAS, pursuant to that certain Amended and Restated Secured Note dated as of October 24, 2019 (the “GA Secured Note”; the GA Secured Note as amended and/or modified by the First Omnibus Amendment to Secured Notes and Intercreditor Agreement dated February 21, 2020, the Consent to Asset Sale dated August 31, 2020, and this Amendment, the “Amended GA Secured Note”), by and among the Borrowers and Great American, Great American made a Loan to the Borrowers pursuant to the terms and conditions thereof;
WHEREAS, initially capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the MSD Secured Note;
WHEREAS, the Borrowers have requested and MSD and Great American have agreed to extend the Maturity Date of each of the MSD Secured Note and the GA Secured Note; and
WHEREAS, the Borrowers have requested that the Lenders amend each of the MSD Secured Note and the GA Secured Note, that such Person is a party to in certain respects, and the Lenders are willing to do so, on the terms and subject to the conditions specified herein.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agrees as follows.
1.Amendments to MSD Secured Note. Subject to the satisfaction of the conditions precedent to the Amendment Effective Date set forth in Section 3 below, the MSD Secured Note is amended as follows:
(a)Section 1.65 is hereby amended in its entirety as follows:
    “Maturity Date” means the earlier of (a) October 21, 2021 and (b) the date on which all amounts under this Note shall become due and payable; provided, however, that the “Maturity Date” shall be September 30, 2020 if on or prior to September 30, 2020, the Parent Borrower has not delivered evidence to the Lender that this Note has been rated at least BBB- by Egan Jones Rating Company (or the equivalent rating by another NRSRO reasonably acceptable to the Lender) after giving effect to the extension of the maturity date of this Note to October 21, 2021, as otherwise amended as of August 31, 2020.
(b)Section 1.84 is hereby amended in its entirety as follows:
“Preferred Equity Agreement” means the Series A Securities Purchase Agreement, dated as of December 3, 2018 and as in effect on October 24, 2019, by and among Continental General Insurance Company and Parent Borrower, together with the Second Amended and Restated Certificate of Designation of Series A Fixed Rate Preferred Stock of HC2 Broadcasting Holdings Inc., dated as of and as in effect on August 31, 2020.

(c)Section 1 of the MSD Secured Note is hereby amended by adding the following new defined terms in the proper alphabetical order:
“Exit Fee” has the meaning set forth in Section 3.6.
“Exit Fee Payment Date” has the meaning set forth in Section 3.6.
“Second Omnibus Amendment” means that certain Second Omnibus Amendment to Secured Notes dated August 31, 2020 among the Borrowers, the Lender, and the Initial Lenders.
“Second Omnibus Amendment Effective Date” means the Amendment Effective Date, as defined in the Second Omnibus Amendment.
(d)Section 3 of the MSD Secured Note is hereby amended by adding a new Section 3.6 as follows:
    3.6    Exit Fee. As consideration for the agreements of the Lender under the Secured Note, the Borrowers agree to pay to the Lender an exit fee (the “Exit Fee”) in an amount equal to 3.80% of the aggregate principal amount of this Note on the Second Omnibus Amendment Effective Date, including accrued and capitalized interest earned through the Exit Fee Payment Date (as defined below), which Exit Fee shall be earned in full on the Second Omnibus Amendment Effective Date and due and payable on the earliest to occur (such earliest date, the “Exit Fee Payment Date”) of (a) the Maturity Date and (b) the date on which all the Obligations are repaid, prepaid or required to be repaid or prepaid in full in cash (whether by scheduled maturity, voluntary prepayment, required prepayment, acceleration, demand, or otherwise).
2.Amendment to GA Secured Note. Subject to the satisfaction of the conditions precedent to the Amendment Effective Date set forth in Section 3 below, the GA Secured Note is hereby amended as follows:
(a)Section 1.61 is hereby amended in its entirety as follows:
    “Maturity Date” means the earlier of (a) October 21, 2021 and (b) the date on which all amounts under this Note shall become due and payable; provided, however, that the “Maturity Date” shall be September 30, 2020 if on or prior to September 30, 2020, the Parent Borrower has not delivered evidence to the Lenders that this Note has been rated at least BBB- by Egan Jones Rating Company (or the equivalent rating by another NRSRO reasonably acceptable to GALIC) after giving effect to the extension of the maturity date of this Note to October 21, 2021, as otherwise amended as of August 31, 2020.
(b)Section 1.82 is hereby amended in its entirety as follows:
“Preferred Equity Agreement” means the Series A Securities Purchase Agreement, dated as of December 3, 2018 and as in effect on October 24, 2019, by and among Continental General Insurance Company and Parent Borrower, together with the Second Amended and Restated Certificate of Designation of Series A Fixed Rate Preferred Stock of HC2 Broadcasting Holdings Inc., dated as of and as in effect on August 31, 2020.
(c)Section 1 of the GA Secured Note is hereby amended by adding the following new defined terms in the proper alphabetical order:
“Exit Fee” has the meaning set forth in Section 3.6.
“Exit Fee Payment Date” has the meaning set forth in Section 3.6.
“Second Omnibus Amendment” means that certain Second Omnibus Amendment to Secured Notes dated August 31, 2020 among the Borrowers, the Lenders, and MSD.
“Second Omnibus Amendment Effective Date” means the Amendment Effective Date, as defined in the Second Omnibus Amendment.
(d)Section 3 of the GA Secured Note is hereby amended by adding a new Section 3.6 as follows:
    3.6    Exit Fee. As consideration for the agreements of the Lenders under the Secured Note, the Borrowers agree to pay to the Lenders an exit fee (the “Exit Fee”) in an amount equal to 3.80% of the aggregate principal amount of this Note on the Second Omnibus Amendment Effective Date, including accrued and capitalized interest earned through the Exit Fee Payment Date (as defined below), which Exit Fee shall be earned in full on the Second Omnibus Amendment Effective Date and due and payable on the earliest to occur (such earliest date, the “Exit Fee Payment Date”) of (a) the Maturity Date and (b) the date on which all the Obligations are repaid, prepaid or required to be repaid or prepaid in full in cash (whether by scheduled maturity, voluntary prepayment, required prepayment, acceleration, demand, or otherwise).
3.Conditions to Effectiveness. This Amendment shall be effective as of the date when all of the following conditions have been satisfied (such date the “Amendment Effective Date”):
(a)    the Lenders shall have received a copy of this Amendment duly executed by each Borrower;
(b)    the Lenders shall have received a certificate from an authorized officer of the Parent Borrower in form and substance reasonably satisfactory to the Lenders certifying that the execution and performance of this Amendment by the Borrowers is not materially adverse to the Holders (as defined in the Preferred Equity Agreement) in accordance with Section 7.01(v) of the Amended and Restated Certificate of Designation of Series A Fixed Rate Preferred Stock of HC2 Broadcasting Holdings Inc. dated as of October 24, 2019;
(c)    the Lenders shall have received a fully executed copy of that certain letter agreement dated as of the date hereof, by and among Parent Borrower, DTV America Corporation, Continental General Insurance Company, GALIC and GAIC, in form and substance reasonably acceptable to the Lenders;
(d)     the Lenders shall have received a fully executed copy of that certain Second Amended and Restated Certificate of Designation of Series A Fixed Rate Preferred Stock of HC2 Broadcasting Holdings Inc., dated as of the date hereof and in the form of Exhibit A attached hereto;
(d)    Borrowers shall have paid all fees costs and expenses due and payable as of the date hereof under the MSD Secured Note and the GA Secured Note, including without limitation all attorney’s fees and expenses incurred by the Lenders; and
(e)    the representations and warranties set forth in Section 4 hereof shall be true and correct as of the date hereof.
4.Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants to the Lenders as follows:
(a)the execution and delivery of this Amendment, and the performance of the Amended MSD Secured Note and the Amended GA Secured Note (i) have been duly authorized by all proper and necessary action of the board of directors of such Borrower; and (ii) do not and will not conflict with (x) any material provision of Law or regulatory requirements to which such Borrower is subject, or (y) any charter, bylaw, stock provision, partnership agreement or other document pertaining to the organization, power or authority of such Borrower;
(b)there is no material outstanding decree, decision, judgment or order that has been issued by any court, Governmental Authority, agency or arbitration authority against such Borrower or its FCC Licenses;
(c)(x) no Borrower is in default under or with respect to any Contractual Obligation of such Borrower that could, either individually or in the aggregate reasonably be expected to result in a Material Adverse Change; or (y) no consent or approval of any public authority or any other third party is required as a condition to the validity of this Amendment;
(d)each of this Amendment, the Amended MSD Secured Note, the Amended GA Secured Note, each Note Document (as defined in the Amended MSD Secured Note), and each Note Document (as defined in the Amended GA Secured Note) is the valid and legally binding obligation of such Borrower, enforceable against such Borrower in accordance with its respective terms;
(e)the representations and warranties contained in Section 7.3 of the Amended MSD Secured Note and in Section 7.3 of the Amended GA Secured Note are true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date); and
(f)no Default or Event of Default has occurred and is continuing.
5.Further Assurances. At any time upon the reasonable request of any Lender, each Borrower shall promptly execute and deliver to the Lenders any additional documents as such Lender shall reasonably request pursuant to the Amended MSD Secured Note and the other Note Documents (as defined in the Amended MSD Secured Note) or the Amended GA Secured Note and the other Note Documents (as defined in the Amended GA Secured Note), in each case in form and substance reasonably satisfactory to the Lenders.
6.Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW, SUBMISSION TO JURISDICTION, VENUE, AND WAIVER OF JURY TRIAL SET FORTH IN SECTION 11 OF THE AMENDED SECURED NOTE, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
7.Binding Effect. This Amendment shall be binding upon the Borrowers and shall inure to the benefit of the Lenders, together with their respective successors and permitted assigns.
8.Effect on Note Documents.
(a)The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the MSD Secured Note and the GA Secured Note, and shall not be deemed to be a consent to or a modification or amendment of any other term or condition of the MSD Secured Note or the GA Secured Note. Except as expressly modified and superseded by this Amendment, the terms and provisions of the MSD Secured Note and each of the other Note Documents (as defined in the MSD Secured Note) and the GA Secured Note and each of the other Note Documents (as defined in the GA Secured Note) are ratified and confirmed and shall continue in full force and effect.
(b)Each reference in the MSD Secured Note or any other Note Document (as defined in the MSD Secured Note) to this “Note”, “hereunder”, “herein”, “hereof”, “thereunder”, “therein”, “thereof”, or words of like import referring to the MSD Secured Note shall on and from the date hereof mean and refer to the Amended MSD Secured Note.
(c)Each reference in the GA Secured Note or any other Note Document (as defined in the GA Secured Note) to this “Note”, “hereunder”, “herein”, “hereof”, “thereunder”, “therein”, “thereof”, or words of like import referring to the GA Secured Note shall on and from the date hereof mean and refer to the Amended GA Secured Note.
9.Miscellaneous
(a)This Amendment is a “Note Document” under both the Amended MSD Secured Note and the Amended GA Secured Note. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, taken together, shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic image scan transmission (e.g., “PDF” or “tif” via email) shall be equally effective as delivery of a manually executed counterpart of this Amendment.

(b)If any term or provision of this Amendment is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Amendment or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the Parties hereto shall negotiate in good faith to modify this Amendment so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.
(c)The headings of the various Sections and subsections herein are for reference only and shall not define, modify, expand or limit any of the terms or provisions hereof.
(d)This Amendment shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.
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IN WITNESS WHEREOF, the Borrowers and the Lenders have caused this Amendment to be duly executed by its authorized officer as of the day and year first above written.
HC2 BROADCASTING HOLDINGS INC.,
as the Parent Borrower

By:       /s/ Ivan Minkov
    Name:    Ivan P. Minkov
    Title:    Chief Financial Officer

HC2 BROADCASTING INTERMEDIATE HOLDINGS INC.,
as the Intermediate Borrower

By:       /s/ Ivan Minkov
    Name:    Ivan P. Minkov
    Title:    Chief Financial Officer

HC2 STATION GROUP, INC.,
as a Subsidiary Borrower

By:       /s/ Ivan Minkov
    Name:    Ivan P. Minkov
    Title:    Chief Financial Officer

HC2 LPTV HOLDINGS, INC.,
as a Subsidiary Borrower

By:       /s/ Ivan Minkov
    Name:    Ivan P. Minkov
    Title:    Chief Financial Officer

Signature Page to Second Omnibus Amendment
1929809.04-NYCSR03A - MSW

HC2 BROADCASTING INC.,
as a Subsidiary Borrower

By:       /s/ Ivan Minkov
    Name:    Ivan P. Minkov
    Title:    Chief Financial Officer

HC2 NETWORK INC.,
as a Subsidiary Borrower

By:       /s/ Ivan Minkov
    Name:    Ivan P. Minkov
    Title:    Chief Financial Officer

Signature Page to Second Omnibus Amendment

MSD PCOF PARTNERS XVIII, LLC

By:     /s/ Marcello Liguori
    Name:    Marcello Liguori
    Title:    Vice President

Signature Page to Second Omnibus Amendment

GREAT AMERICAN LIFE INSURANCE
COMPANY

By:     /s/ Mark F. Muething
    Name:    Mark F. Muething
    Title:    President

GREAT AMERICAN INSURANCE
COMPANY

By:
    Name:    Stephen C. Bernha
    Title:    Assistant Vice President

Signature Page to Second Omnibus Amendment

GREAT AMERICAN LIFE INSURANCE
COMPANY

By:
    Name:    Mark F. Muething
    Title:    President

GREAT AMERICAN INSURANCE
COMPANY

By:     /s/ Stephen C. Bernha
    Name:    Stephen C. Bernha
    Title:    Assistant Vice President

Signature Page to Second Omnibus Amendment

Exhibit A
Second Amended and Restated Certificate of Designation of Series A Fixed Rate Preferred Stock of HC2 Broadcasting Holdings Inc.
(attached)
1929809.04-NYCSR03A - MSW